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                                                                   EXHIBIT 10.30


                                AMENDMENT NO. 2
                                       TO
                     AMENDED AND RESTATED VOTING AGREEMENT

         This Amendment No. 2 dated as of March 14, 1997 (this "Amendment") to that certain Amended and Restated Voting Agreement effective the 20th day of September, 1995 as amended by that certain Amendment No. 1 to Amended and Restated Voting Agreement dated as of January 17, 1997 (the "Voting Agreement") by and among Packaged Ice, Inc., a Texas corporation (the "Company"), and the shareholders of the Company set forth on Exhibit A hereto (the "Shareholders"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Voting Agreement.

         WHEREAS, the parties are desirous of expanding the Board of Directors in the future.

         NOW, THEREFORE, in consideration of the premises and the mutual obligations of the parties hereto, the parties do hereby agree as follows:

         1. Amendments. Section 4, subparagraph (A) of the Voting Agreement is hereby amended and restated in its entirety as follows:

                 "(A) to fix and maintain the number of directors at no less than five (5) and no more than nine (9)."

         2. Effective Date. This Amendment shall be effective when executed by 80% of the Shareholders (in interest, with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock voting as a single class, with the Series A Preferred Stock and Series B Preferred Stock voting on an as-converted basis).

         3. Effect of Amendment. Except as expressly amended hereby, the Voting Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

         4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, all of which taken together shall constitute one and the same instrument. A facsimile of an executed counterpart shall be deemed to be an original, executed counterpart.

         5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

         6. Corporate Authority. Each entity which is a party to this Amendment respectively represents and warrants to the other parties that all necessary corporate, trust or other action has been duly taken to authorize execution and delivery of this Amendment and the performance or observance of the provisions of this Amendment.
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         7.      Severability.  If any provision of this Amendment is to any extent found to be invalid, illegal or unenforceable in any respect under applicable law, that provision shall still be effective to the extent it remains valid, and the remainder of this Amendment also will continue to be valid.

         8. Entire Agreement. This Amendment supersedes all previous and contemporaneous oral negotiations, commitments, writings and understandings among the parties hereto concerning the subject matter of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                        PACKAGED ICE, INC.


                                        By:
                                           -------------------------------
                                           James F. Stuart
                                           Its Chief Executive Officer






                             SIGNATURE PAGE FOLLOWS





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            AMENDMENT NO. 2 TO AMENDED AND RESTATED VOTING AGREEMENT

                    SHAREHOLDERS COUNTERPART SIGNATURE PAGE


                                              SHAREHOLDER:


                                              If a Person:


                                              -------------------------------

                                              Print Name
                                                        ---------------------

                                              If an Entity:


                                              -------------------------------

                                              By:
                                                 ----------------------------

                                              Print Name:
                                                         --------------------

                                              Title:
                                                    -------------------------

                                              Number of Shares of Common
                                              Stock:
                                                    -------------------------

                                              Number of Shares of Series A
                                              Preferred Stock:
                                                              ---------------

                                              Number of Shares of Series B
                                              Preferred Stock:
                                                              ---------------





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